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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 10, 1998
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                      000-29222               13-3575874
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)

                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3

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Item 5. Other Events

            AVAX Technologies, Inc. (the "Company"), announced on Wednesday, June 10, 1998 that a new dosing regimen increases the immunological response to its melanoma vaccine as a post-surgical treatment in Stage 3 melanoma patients. The study, comprising 61 patients, confirms and expands upon earlier findings of two other Phase II trials which were published last year in the Journal of Clinical Oncology.

            Reference is made to the Company's related press release attached hereto as Exhibit 99.12 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits:

          99.12 Press Release dated June 10, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AVAX TECHNOLOGIES, INC.

Date: June 10, 1998

                                     By: /s/ Jeffrey M. Jonas
                                        ----------------------------------------
                                         Name: Jeffrey M. Jonas, M.D.
                                         Title: President and Chief Executive
                                                Officer


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                                  Exhibit Index

Exhibit Number                                           Description
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   99.12                                     Press Release dated June 10, 1998.


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